June 11, 2025

BNY MELLON FUNDS TRUST

BNY Mellon Small Cap Multi-Strategy Fund

Supplement to Current Prospectus

Effective June 16, 2025, the following information supersedes and replaces any contrary information in the section "Fund Summary – BNY Mellon Small Cap Multi-Strategy Fund – Principal Investment Strategy" in the prospectus:

BNYM Investment Adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus supplement were as follows:

Investment Strategy	Target	Range
Small Cap Value Strategy	50%	0% to 100%
Small Cap Growth Strategy	50%	0% to 100%

BNYM Investment Adviser has the discretion to change the investment strategies and the target allocations and ranges when BNYM Investment Adviser deems it appropriate. The investment strategies are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYM Investment Adviser.

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the sub-adviser employs a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The sub-adviser focuses primarily on individual stock selection for the Small Cap Value Strategy instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the sub-adviser believes are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the sub-adviser employs a growth-oriented investment style, which means the sub-adviser seeks to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The sub-adviser look for high quality companies for the Small Cap Growth Strategy, especially those with products or services that are believed to be leaders in their market niches. The sub-adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best.

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Effective June 16, 2025, the following information supersedes and replaces the information in the section "Fund Summary – BNY Mellon Small Cap Multi-Strategy Fund – Portfolio Management" in the prospectus:

The fund's investment adviser is BNYM Investment Adviser. BNYM Investment Adviser has engaged its affiliate, NIMNA, to serve as the fund's sub-adviser responsible for the portions of the fund's assets allocated to the Small Cap Value Strategy and the Small Cap Growth Strategy.

Peter D. Goslin, CFA is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since June 2025. Mr. Goslin is a member of the Multi-Factor Equity team at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1999.

Andrew Leger is the portfolio manager who is primarily responsible for managing the fund's Small Cap Value Strategy. Mr. Leger has been a portfolio manager of the fund since 2021 and is a portfolio manager at NIMNA.

Investment decisions for the Small Cap Growth Strategy are made by a team of investment professionals employed by NIMNA. The team has consisted of Karen Behr since September 2021 and Monty Kori since February 2025. Ms. Behr and Mr. Kori are portfolio managers at NIMNA.

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Effective June 16, 2025, the following information supersedes and replaces any contrary information in the section "Fund Details – BNY Mellon Small Cap Multi-Strategy Fund" in the prospectus:

BNYM Investment Adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus supplement were as follows:

Investment Strategy	Target	Range
Small Cap Value Strategy	50%	0% to 100%
Small Cap Growth Strategy	50%	0% to 100%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. BNYM Investment Adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. BNYM Investment Adviser has the discretion to change the investment strategies and the target allocations and ranges when BNYM Investment Adviser deems it appropriate. The investment strategies are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYM Investment Adviser.

The Russell 2000® Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. As of May 31, 2025, the market capitalization of the largest company in the Russell 2000® Index was approximately $17.433 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $3.730 billion and $0.840 billion, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell 2000® Index.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

Description of the Investment Strategies

The following describes the investment strategies employed NIMNA, the fund's sub-adviser, in choosing investments for the fund.

Small Cap Value Strategy

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the sub-adviser employs a value-based investment style, which means that the sub-adviser seeks to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The sub-adviser measures value for the Small Cap Value Strategy by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The sub-adviser focuses primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the sub-adviser believes are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2000® Value Index, which includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the Small Cap Value Strategy.

The sub-adviser typically sells a security for the Small Cap Value Strategy when the sub-adviser believes that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The sub-adviser also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small Cap Growth Strategy

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the sub-adviser employs a growth-oriented investment style, which means the sub-adviser seeks to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The sub-adviser looks for high quality companies for the Small Cap Growth Strategy, especially those with products or services that are believed to be leaders in their market niches. The sub-adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The sub-adviser uses fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The sub-adviser invests in a company for the Small Cap Growth Strategy when the sub-adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2000® Growth Index, which includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the Small Cap Growth Strategy.

The sub-adviser monitors the securities in this portion of the fund's portfolio, and will consider selling a security for the Small Cap Growth Strategy if an event occurs that contradicts the sub-adviser's rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the sub-adviser may sell a security if better investment opportunities emerge elsewhere.

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Effective June 16, 2025, the following information supersedes and replaces the information in the fifth paragraph in the section "Fund Details – Management – Sub-Advisers" in the prospectus:

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the sub-adviser of: (i) BNY Mellon Income Stock Fund; (ii) BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portions of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy; (iii) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund's assets allocated to the Small Cap Value Strategy and the Small Cap Growth Strategy; and (iv) BNY Mellon International Fund. NIMNA, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund's assets or the portion of the respective fund's assets allocated to the strategies described above. NIMNA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. As of March 31, 2025, NIMNA had approximately $58.7 billion in assets under management.

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Effective June 16, 2025, the following information supersedes and replaces certain portfolio manager information in the chart in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Small Cap Multi-Strategy Fund	Peter D. Goslin (investment allocation), Andrew Leger (Small Cap Value Strategy), and Monty Kori and Karen Behr (Small Cap Growth Strategy)

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Effective June 16, 2025, the following information supplements and supersedes and replaces any contrary information in the section "Fund Details – Management – Biographical Information" in the prospectus:

Peter D. Goslin, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund responsible for investment allocation decisions since June 2025. He is a portfolio manager and a member of the Multi-Factor Equity team at NIMNA. Mr. Goslin has been employed by NIMNA or a predecessor company of NIMNA since 1999.

Andrew Leger has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund, with respect to the Mid Cap Growth Strategy, and of BNY Mellon Small Cap Multi-Strategy Fund, with respect to the Small Cap Value Strategy, since September 2021. Mr. Leger is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2014.

Alicia Levine has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since September 2021 and June 2022, respectively. Ms. Levine has been employed by BNYM Investment Adviser since September 2021. She is Head of Equities, Capital Markets Advisory for BNY Wealth and Vice Chair of BNY Wealth's Investment Strategy Committee. She has been employed by BNY Wealth since October 2016.

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